UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                             CH ENERGY GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:



________________________________________________________________________________
     [_]  Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

SEC 1913 (3-99)

                              CH ENERGY GROUP, INC.
                                284 SOUTH AVENUE
                           POUGHKEEPSIE, NY 12601-4879




                                  March 1, 2000


TO THE HOLDERS OF COMMON STOCK:



         I am pleased to invite you to the Annual Meeting of Shareholders of CH Energy Group, Inc., which is the recently established holding company of Central Hudson Gas & Electric Corporation and Central Hudson Energy Services, Inc.

         The Annual Meeting of Shareholders will be held at the Corporation's office in Poughkeepsie, NY on Tuesday, April 25, 2000, at 10:30 AM. A formal Notice of the Annual Meeting and Proxy Statement are attached.

         We request that you sign, date and mail the enclosed proxy card promptly. Prompt return of your voted proxy will reduce the cost of further mailings. As an alternative to returning your proxy card, you can also vote your shares by calling the toll-free number on your proxy card or voting through the Internet at the Website also identified on your proxy card. Both methods of voting are available 24 hours a day, seven days a week. Internet voting will be accessible until 12:01 AM on April 18, 2000. You may revoke your voted proxy at any time prior to the meeting or vote in person if you attend the meeting.

         The response from our shareholders in the past has been outstanding, and this year we are once again looking forward to receiving your proxy.

         You are cordially invited to attend the Annual Meeting in person. It is always a pleasure for me and the other members of the Board of Directors to meet with our shareholders. We look forward to greeting as many of you as possible at the meeting.




                                            PAUL J. GANCI
                                            CHAIRMAN OF THE BOARD, PRESIDENT
                                            AND CHIEF EXECUTIVE OFFICER

                             CH ENERGY GROUP, INC.

                                284 SOUTH AVENUE
                           POUGHKEEPSIE, NY 12601-4879


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO THE HOLDERS OF COMMON STOCK:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of the CH Energy Group, Inc. will be held:

TIME                      10:30 AM, on Tuesday, April 25, 2000

PLACE                     Office of the Corporation
                          284 South Avenue
                          Poughkeepsie, NY  12601

ITEMS OF BUSINESS         (1)     To elect three  classes of  Directors  for the
                                  ensuing years; Class I Directors whose terms expire in 2001, Class II Directors whose terms expire in 2002 and Class III Directors whose terms expire in 2003;

                          (2) To approve the adoption of the Corporation's Long-Term Performance-Based Incentive Plan;

                          (3) To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the five-year term beginning in 2000; and

                          (4) To take action upon any other matters that may properly come before the Meeting.

RECORD DATE               Holders  of Record  of  Common  Shares on the close of
                          business March 1, 2000 are entitled to vote at the Meeting.

ANNUAL REPORT             The Annual  Report to  Shareholders,  as combined with
                          the  Corporation's  Form  10-K  Annual  Report  to the
                          Securities and Exchange Commission, is enclosed.

PROXY VOTING              It is important  that your shares be  represented  and
                          voted at the  Meeting.  Please  MARK,  SIGN,  DATE AND
                          RETURN   PROMPTLY  the  enclosed  proxy  card  in  the
                          postage-paid envelope furnished for that purpose. As an alternative to returning your proxy card, you can also vote your shares by calling the toll-free number on your proxy card or voting through the Internet at the Web Site also identified on your proxy card. Both
                          Internet and telephone voting are available 24 hours a day, seven days a week. Internet voting will be accessible until 12:01 AM on April 18, 2000. You may revoke your voted proxy at any time prior to the meeting or vote in person if you attend the meeting.
                          Any proxy may be revoked in the manner described in the accompanying Proxy Statement at any time prior to its exercise at the Meeting.

                                 By Order of the Board of Directors,
                                          Gladys L. Cooper
                                         Corporate Secretary

March 1, 2000

                                TABLE OF CONTENTS



                                                                           PAGE


PROXY STATEMENT                                                              1

Shareholders Entitled to Vote                                                1
Proxies                                                                      1
Cost of Proxy Solicitation                                                   2
Shareholder Communications                                                   3
Shareholder Proposals                                                        3
Security Ownership of Directors and Officers                                 4
Section 16(a) Beneficial Ownership Reporting Compliance                      5

PROPOSAL NO. 1 - ELECTION OF DIRECTORS                                       6

BOARD OF DIRECTORS AND COMMITTEES                                            9

Meetings and Attendance                                                      9
Committee on Audit                                                          10
Compensation Committee/Interlocks and Insider Participation                 10
Compensation of Directors and Officers of the Board                         11
Directors' Deferred Compensation Plan                                        9
Stock Plan for Outside Directors                                             9

EXECUTIVE COMPENSATION                                                      12

Summary Compensation Table                                                  13
Pensions/Deferred Compensation Plans                                        14
Employment Contracts and Termination of Employment
   and Change of Control Arrangements                                       16
Report on Executive Compensation                                            18
Performance Graph                                                           24

PROPOSAL NO. 2 - APPROVAL OF THE CORPORATION'S
   LONG-TERM PERFORMANCE-BASED INCENTIVE PLAN                               25

Description of the Plan                                                     26
Federal Income Tax Consequences                                             30
New Plan Benefits                                                           31

PROPOSAL NO. 3 - RATIFICATION OF APPOINTMENT OF
   INDEPENDENT ACCOUNTANTS                                                  34

OTHER MATTERS                                                               35

EXHIBIT A                                                                  A-1

                                 PROXY STATEMENT


         The enclosed proxy is being solicited by the Board of Directors of the Corporation for use in connection with the Annual Meeting of Shareholders to be held on April 25, 2000. This proxy statement and enclosed proxy are first being sent to shareholders on or about March 1, 2000. The mailing address of the principal executive office of the Corporation is 284 South Avenue, Poughkeepsie, NY 12601-4879.

         On December 15, 1999, as a result of the holding company formation approved by the shareholders of Central Hudson Gas & Electric Corporation ("Central Hudson") at a Special Meeting on September 25, 1998, the outstanding shares of Central Hudson Common Stock were exchanged, on a one-for-one basis, for shares of the Corporation's Common Stock ("Holding Company Restructuring"). The Corporation owns 100% of the issued and outstanding shares of Central Hudson Common Stock.

SHAREHOLDERS ENTITLED TO VOTE

         The record of shareholders entitled to notice of, and to vote at, the Annual Meeting was taken at the close of business on March 1, 2000. At that date, the Corporation had outstanding 16,862,087 shares of Common Stock ($.10 par value) of the Corporation ("Common Stock"). Each share of Common Stock is entitled to one vote. No other class of securities is entitled to vote at this meeting.

PROXIES

HOW YOU CAN VOTE

         Shareholders of record can give a proxy to be voted at the meeting either (i) over the telephone by calling the toll-free number identified on the proxy card, (ii) electronically, using the Internet or (iii) by mailing in the enclosed proxy card. Shareholders who hold their shares in "street name" must vote their shares in the manner prescribed by their brokers.

         The telephone and Internet voting procedures have been set up for shareholder convenience and have been designed to authenticate shareholder identity, to allow shareholders to give voting instructions and to confirm that those instructions have been recorded properly. If shareholders of record would like to vote by telephone or by using the Internet, please refer to the specific instructions set forth on the enclosed proxy card. If shareholders wish to vote using a paper format and return their signed proxy before the Annual Meeting, their shares will be voted as directed.

         Whether shareholders choose to vote by telephone, over the Internet or by mail, they can specify whether their shares should be voted for all, some or none of the nominees for Director (Proposal 1 on the proxy card). Shareholders can also specify whether they approve, disapprove or abstain from each of the other two (2) proposals.

         IF SHAREHOLDERS DO NOT SPECIFY ON THEIR PROXY CARD (OR WHEN GIVING THEIR PROXY BY TELEPHONE OR OVER THE INTERNET) HOW THEY WANT TO VOTE THEIR SHARES, IT IS THE INTENTION OF THE PERSONS NAMED IN THE PROXY FORM TO VOTE "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR AS SET FORTH UNDER "PROPOSAL NO. 1 - ELECTION OF DIRECTORS" AND "FOR" PROPOSALS 2 AND 3. ABSTENTIONS AND BROKER NON-VOTES ARE VOTED NEITHER "FOR" NOR "AGAINST" AND HAVE NO EFFECT ON THE VOTE, BUT ARE COUNTED IN THE DETERMINATION OF A QUORUM.

REVOCATION OF PROXIES

         Shareholders can revoke their proxy at any time before it is exercised in any of three ways:

         (1) by submitting written notice of revocation to the Corporate Secretary;
         (2) by submitting another proxy by telephone, via the Internet or by mail that is later dated and, if by mail, that is properly signed; or
         (3)      by voting in person at the meeting.

COST OF PROXY SOLICITATION

         The cost of preparing, printing and mailing the notice of meeting, proxy statement, proxy and annual report will be borne by the Corporation. Proxy solicitation other than by use of the mail may be made by regular employees of the Corporation by telephone and personal solicitation. Banks, brokerage houses, custodians, nominees and fiduciaries are being requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, and may be reimbursed for their out-of-pocket expenses incurred in that connection. In addition, the Corporation has retained D.F. King & Co., Inc. of New York, NY, a proxy solicitation organization, to assist in the solicitation of proxies. The fee of such organization in connection therewith is estimated to be $15,000, plus reasonable out-of-pocket expenses.

SHAREHOLDER COMMUNICATIONS

         Highlights of the 2000 Annual Meeting will be included on the Corporation's Website (cenhud.com) and in the Corporation's August 1, 2000 Report to Shareholders.

         Shareholders' comments related to any aspect of the Corporation's business are welcome. Space for comments is provided on the proxy card given to shareholders of record. Other shareholders may submit comments to the
Corporation in care of the Corporate Secretary. Although comments are not answered on an individual basis, they do assist the Directors and management in addressing the needs of shareholders.

SHAREHOLDER PROPOSALS

         In order to be considered for inclusion in the Corporation's 2001 proxy materials, shareholder proposals must be received by the Corporation by October 31, 2000. In addition, the Corporation's By-Laws provide that shareholders intending to nominate a Director or bring any other proper business before an annual shareholder meeting must furnish timely written notice concerning, among other things, the business to be brought before the meeting and the shareholder making the proposal. In order to be timely for the 2001 Annual Meeting of the Corporation, a shareholder entitled to vote at that meeting, must deliver written notice to the Corporate Secretary between January 25, 2001 and February 24, 2001.

         A copy of the full text of the By-Law provisions discussed above may be obtained by writing to the Corporate Secretary, CH Energy Group, Inc., 284 South Avenue, Poughkeepsie, NY 12601-4879.

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

         The following table lists the number of shares of equity securities of the Corporation and its Affiliates beneficially owned by all the Directors, and nominees for election as Directors, each executive officer listed in the table under the caption "Executive Compensation" and by all Directors and executive officers of the Corporation and its Affiliates as a group:

                                                NO. OF             % OF THE
                                             SHARES OF THE       CORPORATION'S
                                             CORPORATION'S          COMMON
NAME                                        COMMON STOCK(1)        STOCK(2)
----                                        ---------------        --------

Jack Effron............................          4,320           Less than 1%
Frances D. Fergusson...................          2,417           Less than 1%
Heinz K. Fridrich......................          3,160           Less than 1%
Edward F. X. Gallagher.................          2,604           Less than 1%
Paul J. Ganci..........................         11,643 (3)       Less than 1%
Stanley J. Grubel......................            468           Less than 1%
Charles LaForge........................          4,475           Less than 1%
John E. Mack III.......................         13,051 (3)       Less than 1%
Edward P. Swyer........................         15,920           Less than 1%
Carl E. Meyer..........................          1,892           Less than 1%
Allan R. Page..........................          2,832           Less than 1%
Joseph J. DeVirgilio, Jr...............          1,566           Less than 1%
Ronald P. Brand........................          2,563           Less than 1%
All Directors and executive
  officers as a group
  (13 persons).........................         66,911           Less than 1%

------------
(1) Based on information furnished to the Corporation by the Directors and executive officers as of December 31, 1999.

(2) The percentage ownership calculation for each owner has been made on the basis that there are outstanding 16,862,087 shares of Common Stock on the record date.

(3) Includes shares owned by the respective spouses of the named individuals as follows: Mrs. Ganci - 2,098 shares and Mrs. Mack - 921 shares. The shares owned by Mrs. Ganci and Mrs. Mack are considered to be beneficially owned by Mr. Ganci and Mr. Mack, respectively, only for the purpose of this proxy statement and the respective named individuals disclaim any beneficial interest in such shares for all other purposes.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and Directors and persons who own more than ten percent of a registered class of the Corporation's equity securities ("Reporting Persons") to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Such Reporting Persons are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Corporation and written representations from the Corporation's officers and Directors, all of the Reporting Persons, with the exception of Mr. Grubel in filing his initial ownership report, made all requisite filings on a timely basis in 1999 with respect to shares of the Corporation owned on or after December 15, 1999 (the date of the Holding Company Restructuring) and shares of Central Hudson owned prior to December 15, 1999.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

         The Corporation's Restated Certificate of Incorporation and By-Laws require that at this Annual Meeting the Directors be divided into three (3) classes as nearly equal in number as possible with staggered terms of one (1), two (2) and three (3) years so that at each subsequent Annual Meeting of this Corporation only one (1) class of Directors will stand for election for a term of three (3) years.

         The number of Directors of the  Corporation  currently is fixed at nine
(9). Therefore, nine (9) Directors are to be elected by a plurality of the votes cast at this Annual Meeting by the holders of shares entitled to vote. At this Annual Meeting, the Board of Directors proposes (and recommends a vote in favor thereof) the following nominees to be elected to the Board of Directors, their terms to expire at the Annual Meeting in the years noted below or until their successors are elected and qualified:

                                    CLASS I - 2001
                                    --------------
                                    Edward F. X. Gallagher
                                    Charles LaForge
                                    Edward P. Swyer

                                    CLASS II - 2002
                                    ---------------
                                    Stanley J. Grubel
                                    Frances D. Fergusson
                                    John E. Mack III

                                    CLASS III - 2003
                                    ----------------
                                    Jack Effron
                                    Heinz K. Fridrich
                                    Paul J. Ganci

THE BOARD OF DIRECTORS  UNANIMOUSLY  RECOMMENDS THAT YOU VOTE "FOR"
PROPOSAL NO. 1.

                                                                                   BUSINESS
                                          PRINCIPAL OCCUPATION OR                 EXPERIENCE             PERIOD OF
                                         EMPLOYMENT AND POSITIONS                   DURING              SERVICE AS
          NAME AND                         AND OFFICES WITH THE                      PAST                DIRECTOR
             AGE                              CORPORATION(1)                     FIVE YEARS(1)             BEGAN

                               CLASS I - TERMS EXPIRING IN 2001

   EDWARD F. X. GALLAGHER      Owner of Gallagher Transportation Services,    Present Positions        1999, served
             66                a group of companies engaged in the sale and                                as a
                               leasing of commercial motor vehicles, the                                Director of
          [ PHOTO ]            distribution of wholesale automotive parts                                 Central
                               and the operation of several bus companies                                 Hudson
                               under the trade name of Leprechaun Lines and                              beginning
                               Tours                                                                      1984(2)
                                               Newburgh, NY

       CHARLES LAFORGE         President of Wayfarer Inns and owner of the    Present Positions            1999,
             69                Beekman Arms in Rhinebeck, NY; Trustee of                                served as a
                               Rondout Savings Bank in Kingston, NY;                                     Director
          [ PHOTO ]            Trustee emeritus of the Culinary Institute                               of Central
                               of America in Poughkeepsie, NY                                             Hudson
                                                                                                         beginning
                                               Rhinebeck, NY                                              1987(2)

       EDWARD P. SWYER         President of the Swyer Companies, a real       Present Position         1999, served
             50                estate firm engaged in the construction,                                    as a
                               development and management of commercial                                 Director of
          [ PHOTO ]            properties in the Capital District Region                                  Central
                                                                                                          Hudson
                                                Albany, NY                                               beginning
                                                                                                          1990(2)

                               CLASS II - TERMS EXPIRING IN 2002

      STANLEY J. GRUBEL        Chief Executive Officer, MiCRUS, an advanced   Present Positions        1999, served
             57                semiconductor manufacturing company;                                        as a
                               Director of New York State Business Council,                             Director of
          [ PHOTO ]            Mid-Hudson Pattern for Progress, Inc., Asyst                               Central
                               Technologies of California; Chairman of the                                Hudson
                               Marist College School of Management Advisory                              beginning
                               Council                                                                  May 1999(2)
                                             White Plains, NY

    FRANCES D. FERGUSSON        President and Professor of Art, Vassar        Present Positions        1999, served
             55                 College; Member, Board of Trustees of the                              as a Director
                                Ford Foundation; Chair, Board of Trustees of                            of Central
          [ PHOTO ]             the Mayo Foundation; Director, HSBC Bank USA                              Hudson
                                and Chair of its Personnel Committee                                     beginning
                                                                                                          1993(2)
                                             Poughkeepsie, NY

                                                                                   BUSINESS
                                          PRINCIPAL OCCUPATION OR                 EXPERIENCE             PERIOD OF
                                         EMPLOYMENT AND POSITIONS                   DURING              SERVICE AS
          NAME AND                         AND OFFICES WITH THE                      PAST                DIRECTOR
             AGE                              CORPORATION(1)                     FIVE YEARS(1)             BEGAN

      JOHN E. MACK III         Chairman, Mid Hudson Pattern for Progress,     Present Position since   1999, served
             65                Inc.; Chairman of the Committee on Finance     November 19, 1999;           as a
                               of the Board                                   Retired as Chairman of    Director of
          [ PHOTO ]                          Poughkeepsie, NY                 the Board of Central        Central
                                                                              Hudson, the gas and         Hudson
                                                                              electric utility           beginning
                                                                              subsidiary of the           1981(2)
                                                                              Corporation, August
                                                                              1998 - April 1999;
                                                                              Chairman of the Board
                                                                              and Chief Executive
                                                                              Officer of Central
                                                                              Hudson, August 1998 -
                                                                              April 1999

                               CLASS III - TERMS EXPIRING IN 2003

         JACK EFFRON           Chairman of the Board of EFCO Products, a      Present Positions        1999, served
             66                bakery ingredients corporation; Chairman of                                 as a
                               the St. Francis Health Care Foundation;                                  Director of
          [ PHOTO ]            Chairman of the Committee on Compensation                                  Central
                               and Succession/Retirement of the Board                                     Hudson
                                                                                                         beginning
                                             Poughkeepsie, NY                                             1987(2)

      HEINZ K. FRIDRICH        Courtesy Professor, University of Florida at   Present Positions        1999, served
             66                Gainesville; Chairman of Committee on Audit                                 as a
                               of the Board                                                             Director of
          [ PHOTO ]                        Fernandina Beach, FL                                           Central
                                                                                                          Hudson
                                                                                                         beginning
                                                                                                          1988(2)

                                                                                   BUSINESS
                                          PRINCIPAL OCCUPATION OR                 EXPERIENCE             PERIOD OF
                                         EMPLOYMENT AND POSITIONS                   DURING              SERVICE AS
          NAME AND                         AND OFFICES WITH THE                      PAST                DIRECTOR
             AGE                              CORPORATION(1)                     FIVE YEARS(1)             BEGAN

        PAUL J. GANCI          Chairman of the Board, President and Chief     Present Position since    1999, served
             61                Executive Officer of the Corporation;          November 19, 1999;          as a
                               Chairman of the Executive and Business         Chairman of the Board     Director of
          [ PHOTO ]            Development Committees of the Board            and Chief Executive        Central
                                                                              Officer of Central          Hudson
                                             Poughkeepsie, NY                 Hudson since April        beginning
                                                                              1999; President and        1989
                                                                              Chief Executive
                                                                              Officer of Central
                                                                              Hudson, August 1998 -
                                                                              April 1999; President
                                                                              and Chief Operating
                                                                              Officer of Central
                                                                              Hudson, December 1995 -
                                                                              August 1998

------------
(1) Based on information furnished to the Corporation by the nominees as of December 31, 1999.
(2)      Resigned as a Central Hudson Director, effective December 15, 1999.

         ALTHOUGH THE BOARD OF DIRECTORS DOES NOT CONTEMPLATE THAT ANY OF THE NOMINEES WILL BE UNABLE TO SERVE, SHOULD SUCH A SITUATION ARISE PRIOR TO THE
MEETING, THE PROXIES WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS ACTING THEREUNDER.


                        BOARD OF DIRECTORS AND COMMITTEES


MEETINGS AND ATTENDANCE

         Between December 15, 1999 (the effective date of the Holding Company Restructuring) and December 31, 1999, there was one (1) meeting of the Board of Directors which all the Directors attended.

         Prior to December 15, 1999, there were ten (10) meetings of the Board of Directors of Central Hudson, on which Board each of the nominees served until that date. All of those Directors attended at least 92% of the total number of Central Hudson Board meetings and meetings of Committees of that Board on which they served. The level of attendance at such meetings in 1999 ranged from 86% to 100%.

         The five (5) standing committees of the Board of Directors are the Committee on Audit, the Committee on Compensation and Succession/Retirement, the Executive Committee, the Committee on Finance and the Business Development Committee. Information with respect to the Committee on Audit and the Committee on Compensation and Succession/Retirement is set forth below.

COMMITTEE ON AUDIT

         The members of this Committee are Heinz K. Fridrich (Chairman),  Edward
F. X. Gallagher, Charles LaForge and Frances D. Fergusson. The Committee had one
(1) meeting during 1999 since the December 15, 1999 Holding Company Restructuring, which was attended by representatives of the Corporation's independent accountants, PricewaterhouseCoopers LLP. The Committee examines the adequacy of the Corporation's internal audit activities, reviews the scope of the audit by the Corporation's independent accountants and related matters pertaining to the examination of the financial statements, reviews the nature and extent of any non-audit services provided by the Corporation's independent accountants, will consult at least three (3) times a year with them and makes recommendations to the Board of Directors with respect to the foregoing matters as well as with respect to the appointment of the Corporation's independent accountants.

         A similar Committee of the Board of Directors of Central Hudson had two
(2) meetings during 1999 until December 15, 1999.

COMPENSATION COMMITTEE/INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Committee on Compensation and Succession/Retirement ("Compensation Committee") are Jack Effron (Chairman), Stanley J. Grubel, Charles LaForge, Edward P. Swyer and Frances D. Fergusson. The Compensation Committee had no meetings in 1999 since the December 15, 1999 Holding Company Restructuring. The Compensation Committee considers and recommends to the Board of Directors the compensation (and special terms, if any, of employment) of Directors; the Chairman of the Board, President and Chief Executive Officer and officers of the Board of Directors and reviews the salaries of other officers of the Corporation. The Compensation Committee also considers and recommends to the Board of Directors the candidates to be nominated for election to the Board and candidates for appointment by the Board as officers of the Corporation. The Compensation Committee is charged with receiving recommendations of nominees by shareholders for election of the Board of Directors and reviewing and comparing the qualifications of such nominees with those of other potential nominees. Any shareholder desiring to submit the name of a nominee should send it, together with a statement of the candidate's qualifications, to the Committee on Compensation and Succession/Retirement, c/o the Corporate Secretary, CH Energy Group, Inc., 284 South Avenue, Poughkeepsie, NY 12601-4879.

         A similar Committee of the Board of Directors of Central Hudson had six
(6) meetings during 1999 until December 15, 1999.

         No Compensation Committee interlock relationship existed in 1999 either for the Corporation or Central Hudson.

COMPENSATION OF DIRECTORS AND OFFICERS OF THE BOARD

         Each non-employee member of the Corporation's Board of Directors ("Outside Directors") (Mr. Ganci is an employee-Director), receives an annual retainer of $15,000, $1,000 for attendance at each meeting of the Board and $850 for attendance at each meeting of any Committee of the Board of which such Director is a member if such meeting is held on the same day as a meeting of the Board and $1,000 for such committee meeting if held on a day other than that on which a Board meeting is held. Mr. Mack also receives compensation in the amount of $5,000 for his role as Chairman of the Board's Committee on Finance, and Messrs. Fridrich and Effron each receive $2,500 for their roles as Chairmen of the Committee on Audit and Compensation Committee, respectively.

CENTRAL HUDSON DIRECTORS' DEFERRED COMPENSATION PLAN

         Central Hudson's Directors' Deferred Compensation Plan ("Deferred Plan") was in effect until January 1, 2000 when it was merged into a new plan of the Corporation. Prior to the Holding Company Restructuring, the Deferred Plan applied to outside Directors of Central Hudson and permitted a Director to elect at any time or from time to time to defer all or part of such Director's compensation for services thereafter rendered to Central Hudson. For purposes of the Deferred Plan, compensation was defined to include the amount of money to be paid to the Director for serving as a member of the Board of

Directors and any Committee of the Board, for serving as an officer of the Board of Directors and any Committee of the Board and for any other services rendered individually by agreement with the Corporation. A Director's compensation deferred in accordance with the Deferred Plan is paid to said Director (together with an interest equivalent or an equity option, as elected by the Director) at such time as the Director ceases being a member of the Central Hudson Board of Directors or at such other time after ceasing to be a Director as the Director specified when making the original election to defer compensation.

THE CORPORATION'S STOCK PLAN FOR OUTSIDE DIRECTORS

         The Stock Plan for Outside Directors ("Stock Plan") assures that at least a portion of compensation of the outside Directors of the Corporation be made in the form of the Corporations' Common Stock. The Stock Plan is in the shareholders' interests since it enables the Corporation to retain and attract qualified outside Directors. The Stock Plan was assumed by the Corporation from Central Hudson, effective December 15, 1999.

         Pursuant to the terms of the Stock Plan, for each full quarter of each year of service, an outside Director receives, on a quarterly basis, 25 shares of the Corporation's Common Stock. In addition, when an outside Director ceases to be a Director for any reason, other than removal for cause, that Director will receive, quarterly, 25 shares of such Common Stock for each full quarter (but not beyond 40 such periods) during which that Director served as an outside Director, including periods with Central Hudson; however, no such distribution will be made after that Director's death.


                             EXECUTIVE COMPENSATION

         The Summary Compensation Table set forth below includes compensation information on the Chairman of the Board, President and Chief Executive Officer of the Corporation and each of the Corporation's four (4) most highly compensated executive officers, whose salary in 1999 exceeded $100,000, for services rendered to the Corporation and its Affiliates:

SUMMARY COMPENSATION TABLE

                                                                          ANNUAL COMPENSATION
                                                          ----------------------------------------------------
NAME AND PRINCIPAL POSITION(S)                YEAR         SALARY(1)         BONUS             COMPENSATION(2)

PAUL J. GANCI, Chairman of the                1999         $341,569        $20,100(3)               $5,000
   Board, President and Chief                 1998         $322,500        $22,800(3)               $5,000
   Executive Officer of the Corporation       1997         $280,250        $21,280(3)               $4,750
and Chairman of the Board and
Chief Executive Officer of Central Hudson
CARL E. MEYER, Executive Vice                 1999         $242,529        $2,471(4)                $5,000
   President of the Corporation and           1998         $212,000        $3,582(4)                $5,000
   President and Chief Operating              1997         $186,750        $6,331(4)                $4,750
   Officer of Central Hudson
ALLAN R. PAGE, Executive                      1999         $229,462        $2,205(4)                $5,000
   Executive Vice President of the            1998         $189,199        $3,180(4)                $5,000
   Corporation; Vice President of             1997         $165,750        $6,331(4)                $4,750
   Central Hudson; President and
   Chief Operating Officer of Central
   Hudson Energy Services, Inc.
   ("Services"), an Affiliate of the
   Corporation
JOSEPH J. DEVIRGILIO, JR.,                    1999         $177,436        $1,897(4)                $5,000
   Senior Vice President -                    1998         $162,870        $2,925(4)                $5,000
   Corporate Services and                     1998         $152,720        $6,194(4)                $4,750
   Administration of Central Hudson
RONALD P. BRAND, Senior Vice                  1999         $170,174        $1,826(4)                $5,000
   President - Engineering,                   1998         $153,822        $2,817(4)                $5,000
   Environmental Affairs and                  1997         $141,161        $5,714(4)                $4,750
   Special Projects of Central Hudson

---------
(1) This base salary amount includes amounts deferred pursuant to Central Hudson's (i) Flexible Benefits Plan, which Plan is established pursuant to Section 125 of the Internal Revenue Code of 1986, as amended ("Code"), which permits those electing to participate to defer salary, within specified limits, to be applied to qualified medical and/or child care benefit payments and (ii) Savings Incentive Plan ("SIP"), a "defined contribution" plan which meets the requirements of the Code, including Code Section 401(k), which, among other things, permits, within limitations, participants to tax-defer base salary and, within limits, provides for Central Hudson contributions to participants.
(2) These are amounts contributed by Central Hudson for the benefit of the named individual under the SIP.
(3) Compensation paid pursuant to the terms of Central Hudson's Executive Incentive Compensation Plan ("Executive Incentive Plan"), which terms are more fully described below under the caption "Report on Executive Compensation - Central Hudson Executive Incentive Plan".
(4) Compensation paid pursuant to the terms of Central Hudson's Management Incentive Plan, which terms are more fully described below under the caption "Report on Executive Compensation - Central Hudson Management Incentive Plan."

PENSIONS/DEFERRED COMPENSATION PLANS

CENTRAL HUDSON RETIREMENT INCOME PLAN

         Central Hudson's Retirement Income Plan ("Retirement Plan") is a "defined benefit" plan, which meets the requirements of the Code, and applies to all employees of Central Hudson and those Affiliates which have adopted that Plan, including the individuals listed in the table under the above caption "Executive Compensation". In 1999, there were no contributions made to the Retirement Plan as a result of its full-funding status for Federal income tax purposes. The Retirement Plan provides for retirement benefits related to the participant's annual base salary for each year of eligible employment. Retirement Plan benefits depend upon length of service, age at retirement and earnings during years of participation in the Retirement Plan and any predecessor plans. A participant's benefits under the Retirement Plan are determined as the accumulation, over that participant's career, of a percentage of each year's base salary. For periods on and after October 1, 1998, the percentage is 2% of base salary, except that for years in which the participant is over 50 years of age such percentage is increased to 2.5%. The Retirement Plan also provides a benefit for service prior to October 1, 1998 based on a percentage of a participant's average earnings at October 1, 1998 (being 50% of each of the base salaries at October 1, 1995 and 1998 and 100% of each of the base salaries at October 1, 1996 and 1997) and the number of years of service while a member of the Retirement Plan prior to October 1, 1998, all subject to certain limitations.

         A cash balance account benefit is also available upon retirement under the Retirement Plan, which benefit, generally, provides for a credit to those participants in the Retirement Plan on January 1, 1987, of 10% of their base salary on that date, a credit to those participants in the Retirement Plan on September 30, 1991, of 5% of their base salary on that date, a credit to those participants in the Retirement Plan on September 30, 1997, of 5% of their base salary on that date and a further credit to those participants in the Retirement Plan on September 30, 1999, of 5% of their base salary on that date with, in all four cases, annual interest earned thereon.

         While the amount of the contribution payment or accrual with respect to a specified person is not and cannot readily be separately or individually calculated by the actuaries for the Retirement Plan, estimated annual benefits under the Retirement Plan upon retirement at age 65 for the individuals listed in the table under the above caption "Executive Compensation", assuming continuation of current annual salary levels and giving effect to applicable benefit limitations in the Code, are as follows: Mr. Ganci - $135,000; Mr. Meyer
- $131,998;  Mr. Page - $128,923;  Mr.  DeVirgilio  - $135,000  and Mr.  Brand -
$104,107.

CENTRAL HUDSON RETIREMENT BENEFIT RESTORATION PLAN

         Central Hudson maintains an unfunded, uninsured pension benefit plan for a select group of highly compensated management employees called the Retirement Benefit Restoration Plan ("RBRP"). The RBRP provides an annual retirement benefit to those participants in the Retirement Plan who hold the following offices with Central Hudson: Chairman of the Board and Chief Executive Officer, Vice President (including all levels thereof), Secretary, Treasurer, Controller and Assistant Vice President. Such benefit is equal to the difference between (i) that received under the Retirement Plan, giving effect to applicable salary and benefit limitations under the Code and (ii) that which would have been received under the Retirement Plan, without giving effect to such limitations under the Code. The individuals listed in the table under the above caption "Executive Compensation" have a current salary level which, if continued to retirement at age 65, would provide a benefit under the RBRP. The estimated annual benefits under the RBRP upon retirement at age 65 for those individuals, assuming the continuation of current annual salary levels, are as follows: Mr. Ganci - $83,757; Mr. Meyer - $43,207; Mr. Page - $28,191; Mr. DeVirgilio -
$6,061 and Mr. Brand - $294.

EXECUTIVE DEFERRED COMPENSATION PLAN

         Central Hudson's Executive Deferred Compensation Plan ("EDCP") was assumed by the Corporation upon the Holding Company Restructuring. The EDCP covers a select group of highly compensated management employees as an incentive for them to remain with Central Hudson. Under that Plan, an annual benefit is payable for 10 years, commencing on retirement, to eligible participants (who retire at age 60 or older and with 10 or more years of service) of the following percentage of annual base compensation at retirement: 60 to 63 - 10%; 63 to 65 - 15%; 65 or over -20%. In view of changes in the Code which became effective January 1, 1994, the EDCP was amended prior thereto so that eligible participants, who reached age 55 at December 31, 1993, are considered to have accrued benefits under the EDCP as if they were age 60 and had 10 years of service with Central Hudson at December 31, 1993. No amounts were paid under the EDCP for the individuals named in the table under the above caption "Executive Compensation" for the year 1999. Estimated annual benefits under the EDCP upon retirement at age 65 for such named individuals, assuming continuation of current annual salary levels, are as follows: Mr. Ganci - $75,000; Mr. Meyer - $50,000; Mr. Page - $48,000; Mr. DeVirgilio - $36,000 and Mr. Brand - $34,600.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

         The Corporation has Employment Agreements (each, the "Agreement") with each of the individuals listed in the table under the above caption "Executive Compensation" ("Officers"). Until a Change of Control occurs, each Agreement is automatically renewed for one (1) year on each July 31, unless a notice not to extend is given. Each of the Agreements and Central Hudson's Change of Control Policy were assumed by the Corporation from Central Hudson, effective December 15, 1999.

           If a Change of Control (defined in the Agreement) occurs during the term of an Agreement, then the Agreement becomes operative for a fixed three
(3)-year period. Upon a Change of Control, each Agreement provides generally that the Officers' terms and conditions of employment (including position, location, base salary, bonus and benefits) will not be adversely changed during the three (3) year period after a Change of Control. If the Officer's employment is terminated by the Corporation or an Affiliate, including Central Hudson, for reasons other than death, cause or disability (as those terms are defined in each Agreement), by the Officer for good reason (as that term is defined in each

Agreement), by the Officer regardless of reason (during the 30-day period beginning on the first anniversary of the Change of Control), upon certain terminations prior to a Change of Control or in connection with or in anticipation of a Change of Control, the Officer, in addition to all amounts accrued to the date of termination, will receive a lump-sum payment ("Lump-Sum Payment") equal to the sum of (i) the Officer's base salary through the date of termination, (ii) a proportionate bonus based on the higher of the Officer's most recent annual bonus and the Officer's annual bonus for the last fiscal year ("Highest Annual Bonus"), (iii) accrued vacation and (iv) three (3) times the sum of the Officer's base salary and the Officer's Highest Annual Bonus. In addition, such Officers would be entitled to continued employee welfare benefits and to credit for pension purposes for the three (3) years from the date of such termination.

         Mr. Ganci's Agreement is substantially identical to the other Officers, except that it is modified to limit the term of his Agreement to his normal retirement date, May 1, 2003. In addition, Mr. Ganci will not receive a lump sum payment if his employment is terminated at any time on or after a Change of Control through May 1, 2003, (i) by the Corporation, or an Affiliate including Central Hudson, for reasons other than for cause or disability, (ii) by Mr. Ganci for any reason, (iii) upon certain terminations prior to a Change of Control or (iv) in connection with or in anticipation of a Change of Control. In such case, he will receive all amounts accrued to the date of his termination and will be treated as if he had retired on May 1, 2003 for all employee welfare benefits of the Corporation or an Affiliate, including Central Hudson. If Mr. Ganci's employment is so terminated for any reason other than by the Corporation or an Affiliate, including Central Hudson, for cause, Mr. Ganci or his beneficiaries, as the case may be, will receive collective benefits under the EDCP, the RBRP and the Retirement Plan as if Mr. Ganci had continued to be employed through May 1, 2003, and as if his base salary and other cash compensation had increased by 10% annually on each October 1 from the date of his termination of employment to May 1, 2003.

         In the event any payments made to any of the Officers as a result of a Change of Control, whether under an Agreement or otherwise, would subject the Officer to the excise tax on certain "excess parachute payments" payable under Code Section 4999, or interest or penalties with respect to such tax, the Officer will be entitled to be made whole for the payment of any such taxes, interest or penalties. Each Officer, while covered by an Agreement, is not entitled to participate in the Corporation's Change of Control Severance Policy. In the event of a Change of Control, the Agreements will supersede any individual employment and/or severance agreements entered into by the Corporation with the Officers, except in certain instances.

REPORT ON EXECUTIVE COMPENSATION

         The following disclosure is made over the name of each outside Director, on the date hereof, and shall be considered a report of the outside Directors and the Compensation Committee:

         The compensation of the executive officers of the Corporation for 1999 was received only from Central Hudson.

         As  described   above  under  the  caption   "Board  of  Directors  and
Committees-Compensation Committee/Interlocks and Insider Participation," the members of the Compensation Committee are Jack Effron, Stanley J. Grubel, Charles LaForge, Edward P. Swyer and Frances D. Fergusson. Among the
responsibilities of the Compensation Committee are consideration and recommendation to the Board of Directors of the salaries of officers of the Corporation. Annual salary determinations by the Board of Directors become effective as of the Annual Meeting of Shareholders of each year and continue until the following Annual Meeting. Until the Holding Company Restructuring, Central Hudson's Board of Directors maintained a similar Compensation Committee ("Central Hudson Compensation Committee").

COMPENSATION PHILOSOPHY

         The Central Hudson Compensation Committee based its 1999 officers' compensation recommendations to the Central Hudson Board of Directors on an evaluation of each of the following three (3) factors, giving balanced weight to each, which factors reflect a long-standing executive compensation philosophy of Central Hudson:

         (1) Compensation comparisons of other comparable executive officers. Comparisons are made to the compensation of officers of other New York State utilities and of other utilities with revenues and other characteristics similar to those of Central Hudson, using data received from the Edison Electric Institute ("EEI") and the American Gas Association, which utilities are some, but not all, of the utilities included on the graph under the below caption "Performance Graph." Every two (2) years, an executive compensation study is performed by an independent consultant engaged by Central Hudson. The data obtained by these various sources was evaluated, and compensation levels for Central Hudson's officers were established based generally on averages of comparative salary ranges;

         (2)      The  experience,   responsibility  and  contribution  of  each
                  individual officer to Central Hudson's performance; and

         (3)      The    incumbent's    performance    in   carrying   out   the
                  responsibilities and duties of his or her office, as described below.

         The performance of each officer of Central Hudson (other than Mr. Ganci, as discussed below) was also evaluated by the Central Hudson Compensation Committee, on the basis of how he or she contributed, to the extent applicable, to furthering Central Hudson's mission:

                  to provide Central Hudson's customers with safe, reliable utility service at the lowest reasonable price;

                  to  provide  a   competitive   return  to   Central   Hudson's
                  shareholders;

                  to provide a safe working environment that will attract, retain and motivate employees; and

                  to provide corporate resources to enhance the quality of life in Central Hudson's service territory.

         With the exception of (1) above, the performance criteria set forth above for Mr. Ganci and each other officer of Central Hudson were subjectively evaluated by the Central Hudson Compensation Committee in its deliberations related to compensation for each officer, based on an assessment of the degree to which each such officer (i) met the criteria set forth in his or her position description and (ii) accomplished Central Hudson's strategic goals and objectives for which such officers were responsible.

SECTION 162(m) OF THE CODE

         The Compensation Committee and the Board of Directors are aware of and have considered the qualifying compensation regulations established in Section 162(m) of the Code, which provides that, unless an appropriate exemption applies, a tax deduction for the Corporation for remuneration of any officer named in the above captioned - "Executive Compensation - Summary Compensation Table" will not be allowed to the extent such remuneration in any taxable year exceeds $1 million. As no officer of the Corporation or Central Hudson received remuneration during the 1999 fiscal year approaching $1 million, neither the Corporation nor Central Hudson has developed an executive compensation policy with respect to qualifying compensation paid to its executive officers for deductibility under Section 162(m) of the Code, except as may be provided in the Long-Term Performance-Based Incentive Plan described below under the caption "Proposal No. 2 - Approval of the Corporation's Long-Term Performance-Based Incentive Plan."

CENTRAL HUDSON MANAGEMENT INCENTIVE PLAN

         The Central Hudson Management Incentive Plan is a cash bonus program which bases its awards on Central Hudson meeting certain "Incentive Goals," as such term is defined in that Plan. All Central Hudson management employees are eligible to receive awards except for (i) Central Hudson's Chairman of the Board and Chief Executive Officer (Mr. Ganci) and any other officer(s) which Mr. Ganci shall determine from time to time, (ii) temporary employees and (iii) those employees whose employment is terminated in a year in which an incentive award is made unless such termination is a retirement.

         The Incentive Goal is established each fiscal year by the Central Hudson Board of Directors. After the audited financial results of Central Hudson for a fiscal year have been made public, the Board of Directors of Central Hudson determines whether or not the Incentive Goal has been met for that fiscal year, which determination is final. The resulting award is allocated among and paid to each eligible management employee in the same proportion that each such employee's compensation for the fiscal year bears to base compensation paid to all such eligible management employees for that fiscal year.

CENTRAL HUDSON EXECUTIVE INCENTIVE PLAN

         The Executive Incentive Plan of Central Hudson, established in 1993, was terminated effective January 1, 2000. That Plan is applicable to Mr. Ganci during 1999 as President and Chief Executive Officer of Central Hudson until April 27, 1999, and thereafter as the Chairman of the Board and Chief Executive Officer of Central Hudson, and to Carl E. Meyer, as President and Chief Operating Officer of Central Hudson on and after April 27, 1999. That Plan was also applicable to Mr. Mack until his retirement, as Chairman of the Board of Central Hudson, on April 27, 1999.

         The Executive Incentive Plan established the compensation for the incumbents in such offices based on two components: annual base salary (which becomes effective as of April 1 of each year and continues until the following March 31) and an incentive feature (which provides an award, as noted below, for performance for the most recently ended calendar year). The determination of 1999 annual base salary and incentive compensation, if any, was determined by the outside Directors of Central Hudson.

         Under the incentive component of the Executive Incentive Plan, Messrs. Ganci, Mack and Meyer had the opportunity to earn up to an additional 10% of their base salaries, based on a formula which measures Central Hudson's achievement of goals within the following four (4) categories: (i) shareholder value, (ii) level of Central Hudson customer electric and gas prices and reliability, (iii) employee safety and (iv) community involvement.

         A determination as to whether or not any incentive compensation is earned is made within 90 days after the end of each calendar year; and if an award is made, compensation will be made in a lump sum within 30 days of such determination.

         CENTRAL HUDSON 1999 BASE SALARIES AND EXECUTIVE INCENTIVE COMPENSATION FOR MESSRS. GANCI, MACK AND MEYER

         The 1999 performances of Mr. Ganci, as President and Chief Executive Officer of Central Hudson until April 27, 1999 and as Chairman of the Board and Chief Executive Officer of Central Hudson thereafter, of Mr. Mack, as Chairman of the Board until April 27, 1999 and of Mr. Meyer, as President and Chief Operating Officer of Central Hudson since April 27, 1999, were evaluated under the Executive Incentive Plan by the outside Directors of Central Hudson.

         In establishing the annual base salary component for Messrs. Ganci and Meyer under the Executive Incentive Plan, which for the period April 1, 1999 to March 31, 2000 are $375,000 and $250,000, respectively, the outside Directors of Central Hudson reviewed Messrs. Ganci and Meyer's performances during 1998 related to their policies and leadership in the goal of building a more profitable corporation and thereby increasing shareholder value while providing reliable service at reasonable prices. As a measure of this goal, their performances were evaluated pursuant to the following criteria:

                  Has the confidence of the financial community and Central Hudson's shareholders been maintained and/or enhanced? Key financial indices, credit ratings, total return to shareholders and the adequacy of cash flow are significant quantitative factors.

                  Does Central Hudson have effective management and other personnel to assure a high quality of customer service and to meet the changing needs of its customers?

                  Has Central Hudson's physical plant and equipment been maintained and/or improved to assure that Central Hudson continues to meet its objective of providing highly reliable utility service at the lowest reasonable price?

                  Is Central Hudson's strategic plan effective in keeping Central Hudson abreast of or ahead of changes that occur as a result of competition, technology changes and new regulation?

         Mr. Mack's performance in 1998 was also evaluated based on the above criteria. With respect to the relationship of Central Hudson's performance in 1998 to Messrs. Ganci's and Meyer's base salaries for 1999, the outside
Directors of Central Hudson determined that performance by Messrs. Ganci and Meyer of their duties in 1998 more than satisfied the related performance criteria, as described above.

         Not all of these performance criteria lend themselves to objective measurement. However, in 1998 (i) Central Hudson's total return to shareholders was 49.1% as compared to the EEI peer group return of 29.3%, (ii) Central Hudson's residential electric prices were 20% lower than the New York State average, (iii) Central Hudson's Employee Safety Index was lower than the average of the prior five years and (iv) Central Hudson demonstrated a high level of involvement in the communities served.

         Based on the recommendation of the Central Hudson Compensation Committee, the Board of Directors of Central Hudson, on February 27, 1999, awarded Mr. Ganci 6% (or $20,100) and Mr. Mack 6% (or $24,000) of their respective 1998 Base Salaries as incentive compensation. Mr. Meyer was not eligible for an incentive compensation award with respect to his 1998 Base Salary.

         Mr. Ganci did not participate in the determination of his 1999 compensation.

                                   Jack Effron
                                   Frances D. Fergusson
                                   Stanley J. Grubel
                                   Charles LaForge
                                   Edward P. Swyer

PERFORMANCE GRAPH

         The  line  graph  set  forth  below   reflects   the  Holding   Company
Restructuring on December 15, 1999 and provides a comparison of the Corporation's cumulative total shareholder return on its Common Stock with the Standard & Poor's 500 Index and, as a Corporation determined peer comparison, with the EEI Combination Gas and Electric Investor-Owned Utilities' Index ("EEI Index"). Such shareholder return is the sum of the dividends paid and the change in the market price of stock.

--------------------------------------------------------------------------------
                 COMPARISON OF THE CORPORATION'S FIVE YEAR TOTAL
                  CUMULATIVE RETURN WITH THE S&P 500 INDEX AND
                                  THE EEI INDEX
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
*DOLLARS    300
--------------------------------------------------------------------------------
            250
--------------------------------------------------------------------------------
            200
--------------------------------------------------------------------------------
            150
--------------------------------------------------------------------------------
            100
--------------------------------------------------------------------------------
             50
--------------------------------------------------------------------------------
              0
--------------------------------------------------------------------------------
                    1994      1995      1996      1997      1998      1999


            ========================================================
            [ ] CENTRAL HUDSON                     o EEI INDEX
             >  S&P 500 INDEX    CORPORATION (CH ENERGY GROUP, INC.)
            ========================================================

                            YEAR ENDING DECEMBER 31,
----------------------------------------------------------------------------------------------------
                         1994          1995          1996         1997          1998         1999**
----------------------------------------------------------------------------------------------------
CORPORATION
(CH ENERGY GROUP, INC.)  $-0-          $-0-          $-0-         $-0-          $-0-          $169
CENTRAL HUDSON           $100          $128          $139         $206          $221          $-0-
S&P 500 INDEX            $100          $138          $169         $227          $291          $352
EEI INDEX                $100          $131          $133         $167          $192          $157
----------------------------------------------------------------------------------------------------

* Assumes $100 invested on January 1, 1994 in Central Hudson's Common Stock, the S&P 500 Index and the EEI Index
**       Reflects the Holding Company Restructuring on December 15, 1999.

                          PROPOSAL NO. 2 - APPROVAL OF
          THE CORPORATION'S LONG-TERM PERFORMANCE-BASED INCENTIVE PLAN


         The Corporation is presenting for shareholder approval and adoption its Long-Term Performance-Based Incentive Compensation Plan ("Plan"). The Plan, which was adopted by the Central Hudson Board of Directors in October 1999 and assumed by this Corporation on December 15, 1999, reflects a restructuring of employee compensation to more closely align compensation with the short and long-term initiatives of the Corporation and its Affiliates in order to increase shareholder value and to increase the quality of electric and gas service of its principal Affiliate, Central Hudson Gas & Electric Corporation.

         The  Plan  has  been   structured  in  accordance  with  the  following
principles for the Corporation and its Affiliates:

         (1)      Establishing  and  maintaining  salaries  of  key  executives,
                  including   base   compensation   and  short   and   long-term
                  incentives, at competitive market levels:

         (2) Establishing a portion of compensation that is "at risk" and tied to performance relative to specific objectives. The portion of salary "at risk" will be increased from the 1999 level of a maximum of 10% of total compensation for the Chairman of the Board, President and Chief Executive Officer, to a target range of 15% to 30% for key executives; and

         (3)      The Plan establishes long-term incentives that include:

                  (a) Annual awards of performance-based shares that are awarded on the basis of achieving superior total shareholder return as measured against an industry index; and

                  (b)      Awarding  stock  options,  the  value  of  which  are
                           directly  tied to   the  long-term  increased  market
                           value  of  the Corporation's Common Stock.

         The portion of the above plan which includes the participants and to the long-term incentives, which incentives will provide certain tax benefits to the Participants and to the Corporation, requires shareholder  approval  and  is  presented  as  "Proposal  2 -  Approval  of  the
Corporation's Long-Term Performance-Based Incentive Plan" of this Proxy Statement. A summary of the Plan, which would become effective January 1, 2000 upon shareholder approval, is presented below.

DESCRIPTION OF THE PLAN

         Set forth below is a summary of certain important features of the Plan, which summary is qualified in its entirety by reference to the actual plan attached as Exhibit A to this Proxy Statement. All capitalized terms which are not defined herein are defined in the Plan.

         AWARDS. The Plan provides for the granting, as determined by the Board of Directors' Committee on Compensation and Succession/Retirement ("Compensation Committee") and, subject to approval by the Board of Directors, of Incentive Stock Options that qualify under Section 422 of the Code and Non-qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Shares and Performance Units (collectively "Awards") to the following ("Participants"): officers and other employees of the Corporation and its Affiliates who are responsible for or contribute to the management, governance, growth and profitability of the business of the Corporation or its Affiliates. No Award can be made to a non-employee Director. The entire class of persons eligible to receive Awards under the Plan has not yet been determined by the Compensation Committee.

         TERM. The Plan is effective January 1, 2000, if approved by at least a majority of shareholders voting in person or by proxy at the Annual Meeting, and will terminate on December 31, 2009.

         SHARES AVAILABLE. The total number of shares of Common Stock of the Corporation available for the grant of Awards is 500,000, which number is subject to equitable adjustment, as determined by the Compensation Committee, in the event of a change in the Corporation's capitalization. Not more than 50,000 of such shares will be granted as Restricted Stock Awards which do not have Performance Goals as the sole or partial condition for vesting. No Participant may be granted Awards covering in excess of 150,000 shares of Common Stock over the term of the Plan. These shares may be authorized but unissued shares treasury shares, or may be purchased on the open market or any combination thereof.

         ADMINISTRATION. The Plan is administered by the Compensation Committee which is required by the Plan to be comprised of at least two non-employee Directors.

         The Compensation Committee is comprised of non-employee Directors who are not eligible for Awards. The Compensation Committee will have authority under the Plan to grant Awards, subject to approval of the Board of Directors.

         STOCK OPTIONS. The Compensation Committee may designate a Stock Option as an Incentive Stock Option ("ISO")or as a Non-qualified Stock Option. The terms of each Stock Option will be set out in an option agreement.

         The Compensation Committee will determine the exercise price of any Stock Option, but in no event will the Stock Option prices be less than the Fair Market Value of the Corporation's Common Stock on the date of grant. Stock Options will be exercisable at such times as the Compensation Committee will determine, but in no event may a Stock Option be exercisable after ten (10) years from the date of grant. ISOs must meet the requirements of Section 422 of the Code.

         Stock Options may be exercised in whole or part by payment in full of the exercise price in cash or, if approved by the Compensation Committee, by delivery of unrestricted Common Stock held by the optionee for at least six (6) months having a Fair Market Value on the date of exercise equal to the exercise price of the Stock Option. The Compensation Committee may impose restrictions on the exercise of any Stock Option.

         STOCK APPRECIATION RIGHTS ("SAR"). SARs may be granted with all or part of any Stock Option granted, subject to such conditions as the Compensation Committee may determine. Upon exercise of a SAR, the holder is entitled to receive the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the option price per share of the related Stock Option, multiplied by the number of shares of Common Stock for which the SAR will have been exercised. Payment may be made in cash or Common Stock or both, as the Compensation Committee shall determine.

         RESTRICTED STOCK. Restricted Stock may be granted either alone or in addition to other Awards, subject to entering into a Restricted Stock Agreement. The Compensation Committee will determine the conditions and restrictions of a Restricted Stock Award, including forfeiture Restriction Periods, forfeiture restrictions, conditioned vesting and the attainment of Performance Goals. Unless otherwise restricted, the Participant will have all of the rights of a shareholder of Common Stock of the Corporation with respect to the shares which are the subject of the Restricted Stock Award, including the right to vote and receive cash dividends. Any such cash dividends will be deferred and reinvested in additional Restricted Stock. Except as may otherwise be determined by the Compensation Committee, upon a Participant's termination of employment for any reason during a Restriction Period or before the applicable Performance Goals are satisfied, all shares subject to restriction will be forfeited by the Participant.

         PERFORMANCE AWARDS. Performance Units and/or Performance Shares (collectively, a "Performance Award") may be awarded either alone or in addition to other Awards, subject to entering into a Performance Award agreement. A Performance Award will entitle the Participant to receive, during an Award Cycle, payments upon the achievement of Performance Goals established during the Award Cycle. Before any Performance Award may be paid, the Compensation Committee must certify in writing that the applicable Performance Goals have been satisfied. The maximum value of any Performance Award payment to a Participant in any year is $600,000.

         Payment of Performance Units will be in cash or in the Corporation's Common Stock, the Fair Market Value of which to be equal to the cash value earned, all as determined by the Compensation Committee. Payment of Performance Shares (and associated reinvested dividends) earned by the Participant, will be paid in shares of the Corporation's Common Stock. Except as otherwise provided by the Compensation Committee, upon a Participant's Termination of Employment for any reason during an Award Cycle or before any applicable Performance Goals are satisfied, the Performance Awards will be forfeited.

         COMPENSATION DEDUCTION LIMITATION. Section 162(m) of the Code generally limits to $1 million per year per employee the tax deduction available to public companies for certain compensation paid to designated executives, including the officers listed under the above caption "Executive Compensation."

         Section 162(m)(4)(C) of the Code provides an exception from this deduction limitation for certain "performance-based compensation" if specified requirements are satisfied including: (i) the establishment by a compensation committee comprised of outside directors of performance goals which must be met for the additional compensation to be earned, (ii) the approval of the material terms of the performance goals by the shareholders after adequate disclosure and
(iii) the certification by the compensation committee that the performance goals have been met. The Plan is designed to satisfy these statutory requirements for Restricted Stock, Performance Shares and Performance Units.

         The Compensation Committee intends to establish Performance Goals in accordance with Section 162(m) of the Code to enable the Corporation to deduct in full the total payment of any Performance Award as "performance-based compensation."

         CHANGE OF CONTROL. In the event of a Change of Control, (i) any Stock Options and SARs, which are not then exercisable and vested, will become fully exercisable and vested, (ii) the restrictions and deferral limitations applicable to any Restricted Stock will lapse and such Stock will become free of all restrictions and become fully vested and (iii) all Performance Shares will be considered to be earned and payable. During the 60-day period from and after a Change of Control, unless the Compensation Committee determines otherwise, the Participant will have the right to elect to surrender all or part of the Stock Option and receive cash equal to the amount by which the Change in Control price per share of Common Stock on the date of such election exceeds the exercise price per share of Common Stock under the Stock Option, multiplied by the number of shares granted under the Stock Option and covered by such election.

         LIMITS ON TRANSFERABILITY/EXERCISE. Except as set forth below, Awards will not be transferable and will be exercisable only by the Participant. Stock Options are transferable (i) by will or by the laws of descent and distribution or (ii) in the case of Non-qualified Stock Option, pursuant to (a) a "qualified domestic relations order" under the Employee Retirement Income Security Act of 1974, as amended, or (b) a gift to the Participant's children. The Plan provides for limited periods of the right to exercise Stock Options in the event a Participant's employment is terminated due to death, Disability, Retirement or for other reasons (other than Cause). If a Participant incurs a Termination of Employment for Cause, all Stock Options held by the Participant will terminate.

         AMENDMENT OR TERMINATION. The Board of Directors may amend, alter or discontinue the Plan, provided that any such action cannot (i) impair the rights under an Award without the Participant's consent (unless an amendment is made to qualify for the exemption provided by Rule 16b-3 or (ii) disqualify the Plan or any Award from the exemption provided by Rule 16b-3. No such amendment or alteration may be made without the approval of the Corporation's shareholders to the extent required by law, regulation or agreement, including Section 422 of the Code.

         The Compensation Committee may amend the terms of any Award, but no amendment will impair the rights of any Participant of the Award without the Participant's consent and no Stock Option will be reissued or repriced.

FEDERAL INCOME TAX CONSEQUENCES

         The Corporation believes that, under present law, the following are the federal tax consequences generally arising with respect to Awards granted under the Plan. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences.

         The grant of a Stock Option or a SAR will create no tax consequence for a Participant or the Corporation. The Participant will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply) and the Corporation will receive no deduction when an ISO is exercised. Upon exercising a Non-qualified Stock Option, the Participant will recognize ordinary income equal to the difference between the exercise price and the fair market value of unrestricted Common Stock on the date of exercise, and the Corporation will be entitled to a deduction for the same amount. Upon exercising a SAR, the Participant will recognize ordinary income equal to the amount of any cash received and the fair market value of any unrestricted Common Stock received, and the Corporation will be entitled to a deduction for the same amount. The tax treatment to a Participant on disposition of Common Stock acquired by the exercise of a Stock Option will depend on how long the stock has been held and if the stock were acquired by exercising an ISO or a Non-Qualified Stock Option. Generally, there will be no tax consequences to the Corporation in connection with the disposition of Common Stock acquired under a Stock Option, except that the Corporation may be entitled to a deduction in the case of a disposition of shares acquired under an ISO before the applicable ISO holding periods have been satisfied.

         With respect to other Awards under the Plan that are settled either in cash or in Common Stock that is either transferrable or not subject to substantial risk of forfeiture, the Participant will recognize ordinary income equal to the cash or the fair market value of Common Stock received; and the Corporation will be entitled to a deduction for the same amount. With respect to Awards that are settled in Common Stock that is restricted as to transferability and subject to substantial risk of forfeiture, the Participant will recognize ordinary income equal to the fair market value of the stock at the first time the stocks become transferrable or not subject to substantial risk of forfeiture, whichever occurs earlier; and the Corporation will be entitled to a deduction for the same amount.

NEW PLAN BENEFITS

         It cannot be determined at this time what benefits or amounts, if any, will be received by or allocated to any persons or group of persons under the Plan if the Plan is approved by shareholders. Such determinations are subject to the discretion of the Compensation Committee. However, certain Awards authorized for 2000 by the Board of Directors are described below.

         2000 AWARDS UNDER THE PLAN. The Corporation's Board of Directors, on December 17, 1999, authorized the Compensation Committee to grant, effective January 1, 2000, Stock Options and Performance Shares to the executive officers listed below, covering the number of shares of Common Stock indicated, at an established exercise price for Stock Options of $31.94 per share, all subject to shareholder approval of the Plan:

                                    NUMBER OF                    NUMBER OF
                                   STOCK OPTION                 PERFORMANCE
NAME AND POSITION                    SHARES*                      SHARES*
-----------------                  ------------                 -----------

PAUL J. GANCI
Chairman of the Board,                  8,900                      1,900
 President and Chief
 Executive Officer of the
 Corporation and Chairman
 of the Board and Chief
 Executive Officer of
 Central Hudson

CARL E. MEYER                           3,600                        750
Executive Vice President of
 the Corporation and
 President and Chief
 Operating Officer of
 Central Hudson

ALLAN R. PAGE                           3,600                        750
Executive Vice President of
 the Corporation; Vice
 President of Central
 Hudson; President
 and Chief Operating
 Officer of Services

JOSEPH J. DEVIRGILIO, JR.               2,200                        460
Senior Vice President -
 Corporate Services and
 Administration of Central
 Hudson

RONALD P. BRAND                         2,200                        460
Senior Vice President -
 Engineering, Environmental
 Affairs and Special Projects
 of Central Hudson

EXECUTIVE GROUP                        20,500                      4,320

NON-EXECUTIVE OFFICER                   9,800                      2,060
  EMPLOYEE GROUP

----------
* The Compensation Committee has not finalized the grant of these Awards, including determining the terms of the Awards and the terms of the related agreements. Therefore, no dollar value is determinable for such Awards.

         This Proposal No. 2 must be approved by the vote of a majority of all outstanding shares of Common Stock entitled to vote.

         THE BOARD OF DIRECTORS BELIEVES THAT APPROVAL OF THE PLAN IS IN THE BEST INTERESTS OF ALL SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.

                        PROPOSAL NO. 3 - RATIFICATION OF
                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has appointed the firm of PricewaterhouseCoopers LLP as independent accountants for the Corporation for the five-year term
beginning  in  2000  and  recommends  to   shareholders   ratification  of  such
appointment.

         The appointment of the independent accountants is approved by the Board of Directors and is based on the recommendation of the Committee on Audit, which reviews the qualifications of independent accountants and which reviews and approves the audit scope, reasonableness of fees and also the types of non-audit services for the coming year.

         While there is no legal requirement that this appointment be submitted to a vote of shareholders for ratification, this action is being requested in response to past suggestions by shareholders and also because the Board of Directors believes that the selection of the independent accountants to audit the books, records and accounts of the Corporation is of sufficient importance to seek ratification. If this action were not ratified, the Board of Directors would, in due course and having regard for the requirements of an orderly transition, select other independent accountants upon the recommendation of the Committee on Audit.

         This Proposal No. 3 must be approved by the vote of a majority of all outstanding shares of Common Stock entitled to vote.

         Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting of shareholders and will have an opportunity to make a statement if they desire to do so. They will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 3.

                                  OTHER MATTERS

         The Board of Directors does not know of any matters to be brought before the meeting other than those referred to in the notice hereof. If any other matters properly come before the meeting, it is the intention of the persons named in the form of proxy to vote such proxy in accordance with their judgment on such matters.

                              By Order of the Board of Directors,


                                        Gladys L. Cooper
                                       CORPORATE SECRETARY



March 1, 2000

                                        P
                                        R
                                        O
                                        X
                                        Y

                             CH ENERGY GROUP, INC.
                          PROXY OF COMMON SHAREHOLDERS
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints PAUL J. GANCI, JACK EFFRON, HEINZ K. FRIDRICH and JOHN E. MACK III, or anyone or more of them, proxy, with full power of substitution, to vote, as designated on the reverse hereof, all shares of Common Stock owned by the undersigned at the annual meeting of shareholders of CH Energy Group, Inc. to be held at the office of the Corporation, 284 South Avenue, Poughkeepsie, New York, on April 25, 2000, or any adjournment thereof, upon all such matters as may properly come before the meeting, including the following proposals described in the Proxy Statement, dated March 1, 2000, a copy of which has been received by the undersigned:

1. Election of Directors, Nominees by Class:

CLASS I: 2001
01. Edward F. X. Gallagher
02. Charles La Forge
03. Edward P. Swyer

CLASS II: 2002
04. Stanley J. Grubel
05. Frances D. Fergusson
06. John E. Mack III

CLASS III: 2003
07. Jack Effron
08. Heinz K. Fridrich
09. Paul J. Ganci

2. Adoption of Long-Term Performance-Based Incentive Plan

3. Ratification of Appointment of Independent
   Accountants


Change of Address/Comments (If Any)

------------------------------------

------------------------------------

------------------------------------
(If you have written in the above space, please mark the corresponding box on the reverse side of this card.)

SEE REVERSE SIDE
--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                ADMISSION TICKET
                      Present to the CH Energy Group, Inc.
                Representative at the entrance to the auditorium.

                         ANNUAL MEETING OF SHAREHOLDERS
                           April 25, 2000, 10:30 a.m.
                       284 South Avenue, Poughkeepsie, NY


                                     AGENDA

                     Election of Three Classes of Directors
                                        o
             Adoption of Long-Term Performance-Based Incentive Plan
                                        o
     Ratification of Pricewaterhouse Coopers LLP as Independent Accountants


        IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING,
                WHETHER OR NOT YOU ATTEND THE MEETING IN PERSON.
                    TO MAKE SURE YOUR SHARES ARE REPRESENTED,
        WE URGE YOU TO COMPLETE AND MAIL THE PROXY CARD ABOVE OR USE THE
  TELEPHONE OR INTERNET VOTING AS DESCRIBED ON THE REVERSE SIDE OF THIS TICKET.


                    IF YOU PLAN TO ATTEND THE ANNUAL MEETING,
        PLEASE MARK THE APPROPRIATE BOX ON THIS SIDE OF THIS PROXY CARD.
               PRESENT THIS ADMISSION TICKET TO THE REPRESENTATIVE
                  AT THE ENTRANCE TO THE ANNUAL MEETING ROOM.

                                                                            1535

[X]PLEASE MARK YOUR
   VOTES AS IN THIS
   EXAMPLE.
--------------------------------------------------------------------------------
          THE DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1, 2 AND 3.
--------------------------------------------------------------------------------
                                                  FOR               WITHHELD
1. Election of Three Classes of Directors          [ ]                 [ ]
   (see reverse)

For, except vote withheld from the following nominee(s):

________________________________________________________

                                                  FOR     AGAINST    ABSTAIN
2. Adoption of Long-Term
   Performance-Based Incentive Plan               [ ]       [ ]        [ ]


                                                  FOR     AGAINST    ABSTAIN
3. Ratification of Appointment of
   Pricewaterhouse Coopers LLP as
   Independent Accountants for a five-year
   term beginning in 2000                         [ ]       [ ]        [ ]

--------------------------------------------------------------------------------
                                 SPECIAL ACTION
--------------------------------------------------------------------------------
If you plan to attend the Annual
Meeting, place an X in this box.                  [ ]       [ ]        [ ]

If you wish us to discontinue Annual
Report mailing for this account, place
an X in this box.                                 [ ]       [ ]        [ ]

If you indicated a change of address or
comments on reverse side, place an X in
this box.                                         [ ]       [ ]        [ ]


SIGNATURE (S) _____________________________________________ DATE _______________

NOTE: Please sign exactly as name appears above. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

You may also vote the shares held in this account by telephone or electronically through the Internet. Voting by telephone or via the Internet will eliminate the need to mail voted proxy card(s) representing shares held in this account. To vote, please follow the steps below:

      O HAVE YOUR PROXY CARD AND SOCIAL SECURITY NUMBER AVAILABLE.

      O BE READY TO ENTER THE PIN NUMBER INDICATED ABOVE JUST BELOW THE
        PERFORATION.

To vote using the telephone:

      O USING A TOUCH-TONE TELEPHONE, DIAL 1-877-PRX-VOTE (1-877-779-8683) 24
        HOURS A DAY, 7 DAYS A WEEK UNTIL 12:01 AM ON 04/18/00.

To vote using the Internet:

      O LOG ON TO THE INTERNET AND GO TO THE WEBSITE
        HTTP://WWW.EPROXYVOTE.COM/CHG 24 HOURS A DAY, 7 DAYS A WEEK UNTIL 12:01 AM ON 04/18/00.

Both voting systems preserve the confidentiality of your vote and will confirm your voting instructions with you. You may also change your selections on any or all of the proposals to be voted.

               YOUR VOTE IS IMPORTANT TO US. THANK YOU FOR VOTING.


                              CH ENERGY GROUP, INC.